MERIDIAN VALUE FUND
                                                 July 22, 1998

To Our Shareholders:

The Meridian Value Fund's net asset value per share at June 30, 1998 was $19.30. This represents an increase of 21.69% for the calendar year to date. The Fund's total return and average compounded annual rate of return for the three years ended June 1998, were 126.67% and 31.36%, respectively. We are pleased to report that the Fund's three-year results placed it in the top 5% of all diversified U.S. equity mutual funds ranked by Morningstar, resulting in a five-star rating from Morningstar. The Fund's assets at the close of the quarter were invested 10.7% in cash and cash equivalents and 89.3% in stocks. Total net assets were $12,196,379 and there were 232 shareholders.

Investors in "large cap" stocks experienced a solid second quarter. The S&P 500 with dividends gained 3.2 percent for the quarter and is ahead an impressive
17.6 percent calendar year-to-date. Investors in "small and medium cap" stocks had a more difficult time. The Russell 2000 declined 4.9 percent during the second quarter and was up a modest 4.7 percent at June 30, 1998. Telecommunications, Internet and apparel retailers were the strongest sectors during the second quarter. Energy related issues continued to suffer from weakness in the price of oil. Interest rates declined during the quarter. The yield on the five-year government bond dropped to 5.49 percent from 5.64 percent. The Dow Jones Bond Index, as a result, increased from 105.09 to 105.13.

We believe the economy posted modest growth during the second quarter. Weakness in Asia impacted specific companies but didn't cause major damage to the US economy in general. All vital signs remain positive. Industrial production, housing starts, retail sales and consumer confidence are strong. Interest rates are at attractive levels, inflation remains in check and the US dollar is strong. Corporate profit growth has moderated this year but we expect good results for the economy through the balance of 1998. Money supply growth has accelerated during the past year. Historically, this has been followed by higher inflation and interest rates down the road. This is something we will watch as we move forward.

We continue to research stocks with reasonable valuations and improving business prospects. This process is not easy in an eight-year old economic recovery and bull market, especially with stocks selling at record valuations. Small and medium-sized companies, in general, represent the most attractive sector of the market. They have underperformed their larger counterparts for some time, leaving relative valuations attractive, especially when compared to prospective growth rates.

PAGE

During the quarter, we established positions in A.C. Moore Arts & Crafts, Commscope, Donna Karan International, First Brands Corporation, InterVoice, Mentor Graphics, PetsMart, Pharmacia & Upjohn, Physio-Control International, Sanderson Farms, Scientific Games Holdings, Sonat, and Tyson Foods, Inc. Class
A. Sales included California Microwave, Computer Network Technology, Digi International, Electronic Data Systems, Integrated Device Technology, International Paper, Star Buffet and Sturm Ruger. We also sold PCA International and Telxon, which were both the subject of acquisition bids.

Tyson Foods is the largest supplier of poultry products in the U.S., with 30% market share. Operating results for poultry processing companies have been mediocre for the past few years. The industry has suffered from excess production capacity, strong growth in supplies of meats such as beef and pork, and price shocks in chicken feed grains such as corn and soybean. Recent consolidation in the poultry, beef, and pork industries has slowed supply growth, while chicken feed grain prices have declined due to expected record crops. Consequently, product prices are firming for Tyson Foods, while production costs are declining. We expect substantial earnings growth for the next couple of years. This, combined with an attractive relative valuation, should result in a good investment.

We welcome those new shareholders who joined the Meridian Value Fund during the quarter and appreciate the continued confidence of our existing shareholders.

                                          Sincerely,

                             /s/ Richard F. Aster, Jr.

                                       Richard F. Aster, Jr.

                             /s/ Kevin O'Boyle
                                       Kevin O'Boyle

                                        2

PAGE

SCHEDULE OF INVESTMENTS
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK - 89.3%
  APPAREL/SHOE - 6.8%
     Donna Karan International, Inc. .......................  17,000    $   249,687
     Fossil, Inc. ..........................................  10,950        272,381
     Maxwell Shoe Company, Inc. - Class A...................  15,200        302,100
  CONSUMER FINANCE - 2.5%
     Fingerhut Companies, Inc.*.............................   9,400        310,200
  CONSUMER PRODUCTS - 12.5%
     First Brands Corporation*..............................  12,100        310,063
     Rubbermaid, Inc.*......................................   9,200        305,325
     Sanderson Farms, Inc.*.................................  24,500        361,375
     The Scotts Company.....................................   6,500        242,125
     Tyson Foods, Inc. Class A*.............................  13,800        299,287
  ENERGY - 5%
     Sonat, Inc.*...........................................   8,000        309,000
     Ultramar Diamond Shamrock Corporation*.................   9,500        299,844
  HEALTH SERVICES - 11.9%
     American Healthcorp, Inc. .............................  25,000        246,875
     Coventry Corporation...................................  20,000        297,500
     Mylan Laboratories, Inc.*..............................   9,700        291,606
     Pharmacia & Upjohn, Inc.*..............................   6,700        309,038
     Physio-Control International Corp. ....................  11,800        310,487
  INDUSTRIAL PRODUCTS - 6.6%
     IMCO Recycling, Inc.*..................................  15,800        292,300
     Mechanical Dynamics, Inc. .............................  27,000        297,000
     Valley National Gases Incorporated.....................  19,400        213,400
  INDUSTRIAL SERVICES - 2.3%
     Information Resources, Inc. ...........................  15,000        277,500
  LEISURE & AMUSEMENT - 2.7%
     Scientific Games Holdings Corp. .......................  14,500        333,500
  RESTAURANTS - 2.4%
     Buffets, Inc. .........................................  19,000        298,063

    The accompanying notes are an integral part of the financial statements

                                        3

PAGE
SCHEDULE OF INVESTMENTS (CONTINUED)
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              Shares       Value
                                                              ------    -----------
COMMON STOCK (continued)
  RETAIL - 10.7%
     A.C. Moore Arts & Crafts, Inc. ........................  18,500    $   300,625
     Discount Auto Parts, Inc. .............................  11,800        306,800
     PetsMart, Inc. ........................................  20,000        200,000
     Shoe Carnival, Inc. ...................................  24,500        339,937
     Sunglass Hut International, Inc. ......................  14,000        154,875
  TECHNOLOGY - 11.0%
     American Management Systems, Inc. .....................   7,500        224,531
     Business Objects S.A. .................................  18,000        303,750
     Mentor Graphics Corporation............................  25,000        264,063
     Systems & Computer Technology Corporation..............   9,000        243,000
     Xircom, Inc. ..........................................  20,000        311,250
  TELECOMMUNICATIONS/CABLE EQUIPMENT - 12.8%
     ANTEC Corporation......................................  13,000        301,438
     Active Voice Corporation...............................   6,500         68,250
     Commscope, Inc. .......................................  15,600        252,525
     InterVoice, Inc. ......................................  23,000        408,250
     Spectralink Corporation................................  45,000        196,875
     Universal Electronics, Inc. ...........................  26,500        331,250
  TRANSPORTATION - 2.1%
     Atlas Air, Inc. .......................................   7,700        260,356
                                                                        -----------
  TOTAL COMMON STOCK
  (Identified cost $8,622,830)......................................     10,896,431
                                                                        -----------
CASH AND OTHER ASSETS LESS LIABILITIES - 10.7%......................      1,299,948
                                                                        -----------
NET ASSETS - 100%...................................................    $12,196,379
                                                                        ===========
Shares of capital stock outstanding.................................        632,098
                                                                        ===========
Net asset value per share...........................................         $19.30
                                                                        ===========

      * income producing

    The accompanying notes are an integral part of the financial statements

                                        4

PAGE

STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS
  Investments (Cost $8,622,830).............................  $10,896,431
  Cash and cash equivalents.................................    1,316,886
  Receivables for:
     Sales of capital stock.................................        3,954
     Dividends..............................................        1,598
     Interest...............................................        4,224
  Prepaid expenses..........................................          101
                                                              -----------
     TOTAL ASSETS...........................................   12,223,194
                                                              -----------

LIABILITIES
  Payables For:
     Accrued expenses.......................................       26,815
                                                              -----------
     TOTAL LIABILITIES......................................       26,815
                                                              -----------
NET ASSETS..................................................  $12,196,379
                                                              ===========
Shares of capital stock outstanding, par value $.01
  (25,000,000 shares authorized)............................      632,098
                                                              ===========
Net asset value per share (offering and redemption price)...       $19.30
                                                              ===========
Net assets consist of:
  Paid in capital...........................................   $9,539,068
  Accumulated net realized gain.............................      383,710
  Net unrealized appreciation on investments................    2,273,601
                                                              -----------
                                                              $12,196,379
                                                              ===========

    The accompanying notes are an integral part of the financial statements

                                        5

PAGE

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME
  Dividends..............................................     $27,297
  Interest...............................................      45,622
                                                           ----------
       Total investment income...........................                   $72,919
EXPENSES
  Investment advisory fees...............................      90,889
  Transfer agent fees....................................      28,200
  Pricing fees...........................................      23,940
  Professional fees......................................      16,527
  Registration and filing fees...........................      11,379
  Reports to shareholders................................      10,950
  Custodian fees.........................................       8,625
  Miscellaneous expenses.................................       2,873
  Directors' fees and expenses...........................       2,190
                                                           ----------
       Total expenses....................................                   195,573
                                                                         ----------
  Net investment loss....................................                  (122,654)
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments.......................   1,155,399
  Net increase in unrealized appreciation on
     investments.........................................     994,456
                                                           ----------
  Net realized and unrealized gains on investments.......                 2,149,855
                                                                         ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $2,027,201
                                                                         ==========

    The accompanying notes are an integral part of the financial statements

                                        6

PAGE

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                           Year Ended        Year Ended
                                                         June 30, 1998     June 30, 1997
                                                         --------------    --------------
OPERATIONS
Net investment loss....................................     ($122,654)        ($107,994)
Net realized gain on investments.......................     1,155,399           508,543
Net increase in unrealized appreciation of
  investments..........................................       994,456           805,771
                                                          -----------        ----------
  Net increase from operations.........................     2,027,201         1,206,320
                                                          -----------        ----------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS
Distributions from net realized capital gains..........    (1,049,358)         (249,400)
                                                          -----------        ----------
  Total distributions..................................    (1,049,358)         (249,400)
                                                          -----------        ----------
CAPITAL SHARE TRANSACTIONS
Proceeds from sale of stock............................     4,793,097         3,893,443
Reinvestment of distributions..........................     1,027,567           244,328
Less: redemptions......................................    (1,942,238)       (1,226,088)
                                                          -----------        ----------
  Increase resulting from capital share transactions...     3,878,426         2,911,683
                                                          -----------        ----------
Total increase in net assets...........................     4,856,269         3,868,603
NET ASSETS
Beginning of year......................................     7,340,110         3,471,507
                                                          -----------        ----------
End of year............................................   $12,196,379        $7,340,110
                                                          ===========        ==========

    The accompanying notes are an integral part of the financial statements

                                        7

PAGE

FINANCIAL HIGHLIGHTS
SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              For the fiscal year ended June 30,
                                                  -----------------------------------------------------------
                                                     1998          1997         1996        1995       1994#
                                                  -----------   ----------   ----------   --------   --------
Net Asset Value - Beginning of Period...........       $17.40       $15.32       $10.27      $9.87     $10.00
                                                  -----------   ----------   ----------   --------   --------
Income from Investment Operations
-----------------------------------
Net Investment (Loss) Income....................        (0.19)       (0.26)       (0.10)     (0.04)      0.00
Net Gains or Losses on Securities (both realized
  and unrealized)...............................         4.32         3.20         5.15       0.44      (0.13)
                                                  -----------   ----------   ----------   --------   --------
Total From Investment Operations................         4.13         2.94         5.05       0.40      (0.13)
                                                  -----------   ----------   ----------   --------   --------
Less Dividends and Distributions
-------------------------------
Distribution from Net Realized Capital Gains....        (2.23)       (0.86)        0.00       0.00       0.00
                                                  -----------   ----------   ----------   --------   --------
Total Dividends and Distributions...............        (2.23)       (0.86)        0.00       0.00       0.00
                                                  -----------   ----------   ----------   --------   --------
Net Asset Value - End of Period.................       $19.30       $17.40       $15.32     $10.27      $9.87
                                                  ===========   ==========   ==========   ========   ========
Total Return....................................       26.05%       20.55%+      49.17%+     4.05%+    (1.30%)+
                                                  ===========   ==========   ==========   ========   ========
Ratios/Supplemental Data
-------------------------
Net Assets, End of Period.......................  $12,196,379   $7,340,110   $3,471,507   $715,021   $391,538
Ratio of Expenses to Average Net Assets.........        2.16%        2.51%*       2.55%*     2.78%*     1.28%*
Ratio of Net Investment Loss to Average Net
  Assets........................................       (1.35%)      (1.96%)*     (1.36%)*    (.58%)*    (.07%)*
Portfolio Turnover Rate.........................         133%         144%         125%        77%       194%

#    From commencement of operations on February 10, 1994.
+    The total returns would have been lower had certain expenses not been reduced during the periods shown.
*    Not representative of expenses incurred by the Fund as the
     Adviser waived its fee and/or paid certain expenses of the
     Fund. Had these fees and expenses not been reduced and
     absorbed, the ratio of expenses to average net assets would have been 2.80%, 6.47%, 14.64% and 11.22%, and the ratio of net investment income to average net assets would have been a loss of 2.25%, 5.28%, 12.44% and 10.02%, for the periods ended June 30, 1997 through June 30, 1994, respectively.

    The accompanying notes are an integral part of the financial statements

                                        8

PAGE

NOTES TO FINANCIAL STATEMENTS
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES: Meridian Value Fund (the "Fund") a series of Meridian Fund, Inc. (the "Company"), began operations on February 10, 1994. The Fund was registered on February 7, 1994, under the Investment Company Act of 1940, as amended, as a no-load, diversified, open-end management investment company. The primary investment objective of the Fund is to seek long-term growth of capital. In addition to the Meridian Value Fund, the Company also offers the Meridian Fund. The following is a summary of significant accounting policies:

   a. INVESTMENT VALUATIONS: Marketable securities are valued at the last sales price on the principal exchange or market on which they are traded; or, if there were no sales that day, at the last reported bid price. Short-term investments that will mature in 60 days or less are stated at amortized cost, which approximates market value.

   b. FEDERAL INCOME TAXES: It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders; therefore, no federal income tax provision is required. The aggregate cost of investments for federal income tax purposes is $8,622,830, the aggregate gross unrealized appreciation is $2,448,233, and the aggregate gross unrealized depreciation is $174,632, resulting in net unrealized appreciation of $2,273,601.

   c. SECURITY TRANSACTIONS: Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses on security transactions are determined on the basis of specific identification for both financial statement and federal income tax purposes. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily.

   d. CASH AND CASH EQUIVALENTS: All highly liquid investments with an original maturity of three months or less are considered to be cash equivalents. Funds are automatically swept into a Cash Reserve account which preserves capital with a consistently competitive rate of return. Earnings are indexed to the Federal Reserve "Fed Funds Rate". Interest accrues daily and is credited by the third business day of the following month.

   e. EXPENSES: Expenses arising in connection with the Fund are charged directly to the Fund. Expenses common to both series of Meridian Fund, Inc. are allocated to each series in proportion to their relative net assets.

   f. USE OF ESTIMATES: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the financial statements. Actual amounts could differ from the estimates.

   g. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-date. The amount of dividends and distributions from net investment income and net realized capital gain are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains are reported as dividends in excess of net investment

                                        9

PAGE
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
FOR THE YEAR ENDED JUNE 30, 1998
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

   g. (continued) income or distributions in excess of net realized capital gains for financial reporting purposes but not for tax purposes. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of paid-in-capital.

2. RELATED PARTIES AND ADVISORY FEE AND EXPENSE LIMITATION: The Fund has entered into a management agreement (the Investment Advisory Fee) with Aster Capital Management, Inc. ("Aster Capital") for the 12 month period beginning November 1, 1997 through October 31, 1998. Certain Officers and/or Directors of the Fund are also Officers and/or Directors of Aster Capital. Beneficial ownership in the Fund by Richard F. Aster, Jr., President, as of June 30, 1998, was 20.28%.

    The Investment Adviser receives from the Fund as compensation for its services an annual fee of 1% of the Fund's net assets. The fee is paid monthly and calculated based on that month's average net assets. The Investment Adviser has agreed to reimburse the Fund for any fiscal year's expenses, including advisory fees, which exceed the most stringent limits prescribed by any state in which the Fund's shares are offered for sale. During the previous fiscal year the federal government pre-empted the state's right to impose expense limitations as a result of the National Securities Markets Improvement Act of 1996. However, the Fund continues to use the most stringent state expense limitation of 2 1/2% and will do so in the future as the Advisor has agreed to continue this practice. The Investment Advisor did not reimburse the Fund during 1998.

3. CAPITAL STOCK TRANSACTIONS: The Fund has authorized 25,000,000 shares of common stock at a par value of $.01 per share. Transactions in capital stock for the year ended June 30, 1998, and June 30, 1997, were as follows:

                                                             1998       1997
                                                           --------    -------
Shares sold                                                 261,800    262,204
Shares issued on reinvestment of distributions               61,393     17,540
                                                           --------    -------
                                                            323,193    279,744
Shares redeemed                                            (112,937)   (84,575)
                                                           --------    -------
Net increase                                                210,256    195,169
                                                           ========    =======

4. COMPENSATION OF DIRECTORS AND OFFICERS: Directors and officers of the Fund who are directors and/or officers of Aster Capital Management, Inc. receive no compensation from the Fund. Directors of the Company who are not interested persons as defined in the Investment Company Act of 1940 receive compensation in the amount of $1,000 per annum and a $1,000 purchase of Meridian Fund or Meridian Value Fund stock, plus expenses for each Board of Directors meeting attended. The aggregate compensation due the unaffiliated Directors of the Fund as of June 30, 1998, was $1,292.

5. COST OF INVESTMENTS: The cost of investments purchased and the proceeds from sales of investments, excluding short-term obligations, for the year ended June 30, 1998, were $12,389,405 and $10,863,829, respectively.

                                       10

PAGE

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of Meridian Value Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Meridian Value Fund (one of the portfolios constituting Meridian Fund, Inc., hereafter referred to as the "Fund") at June 30, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years then ended, and for the period February 10, 1994 (commencement of operations) through June 30, 1994 in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as the "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at June 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
San Francisco, California
July 31, 1998

                                       11

PAGE

                                                  MERIDIAN VALUE FUND
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                          This report is submitted for
                       the information of shareholders of
                         Meridian Fund, Inc. It is not
                         authorized for distribution to
                          prospective investors unless
                         preceded or accompanied by an
                             effective prospectus.

       -----------------------------------------------------------------
                             Officers and Directors

                             RICHARD F. ASTER, JR.
                             President and Director

                              MICHAEL S. ERICKSON

                                 HERBERT C. KAY

                                JAMES B. GLAVIN

                                MICHAEL STOLPER
                                   Directors

                                PAUL A. ROBINSON
                            Treasurer and Secretary

                                   Custodian
                                BANK OF NEW YORK
                               New York, New York

                      Transfer Agent and Disbursing Agent
                                   FIRST DATA
                         King of Prussia, Pennsylvania
                                 (800) 446-6662

                                    Counsel
                            MORRISON & FOERSTER LLP
                                Washington, D.C.

                                    Auditors
                           PRICEWATERHOUSECOOPERS LLP
                           San Francisco, California

                                 ANNUAL REPORT

                      [MERIDIAN FUND INCORPORATED(R) LOGO]

                         60 E. Sir Francis Drake Blvd.
                             Wood Island, Suite 306
                               Larkspur, CA 94939
                                 (415) 461-6237

                            Telephone (800) 446-6662

                                 JUNE 30, 1998

PAGE